Supplement to the
Fidelity® Disciplined Equity Fund,
Fidelity Stock Selector, and
Fidelity TechnoQuant® Growth Fund
October 13, 2001
Prospectus

The following information supplements the information found under the heading "Principal Investment Strategies" for Stock Selector in the "Investment Summary" section on page 3.

  Investing in either "growth" stocks or "value" stocks or both.

The following information replaces the third bullet found under the heading "Principal Investment Strategies" for Stock Selector in the "Investment Summary" section on page 3.

  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fourth bullet labeled "Quantitative Investing" found under the heading "Principal Investment Risks" for Stock Selector in the "Investment Summary" section on page 4 has been removed.

The following information replaces the third paragraph found under the heading "Principal Investment Strategies" for Stock Selector in the "Investment Details" section on page 10.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 21.

Bahaa Fam is vice president and manager of TechnoQuant Growth, which he has managed since October 2001. Since joining Fidelity in 1994, Mr. Fam has worked as a senior quantitative analyst and manager.

James Catudal is manager of Stock Selector, which he has managed since October 2001. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Catudal has worked as a research analyst and manager.

QNT-01-03 October 14, 2001
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